First
Financial
Fund, Inc.


ANNUAL
REPORT
March 31, 1999

Letter To Shareholders                               April
29, 1999

Dear Fellow Shareholder:

It is over. That's the best thing we can say about the last six months.
Strangely enough, it was the Russian bond default last October that started toppling the world dominoes which reached our shores in the form of a plain old fashioned Wall Street liquidity crisis. Those financial entities lacking insured deposits or long-term investment grade funding were particularly hard hit as wholesale lines were pulled and short-term loans not renewed, in turn, forcing sales of assets in a severely distressed market. While the fundamental performance of the Fund's small banks and thrifts continued to be strong, this flight to liquidity crushed the stocks, as investors rushed to take money out of small-cap funds, finance sector funds and financially oriented hedge funds. The Fund's -11.9% negative return for the past six months ranks as the second worst we've seen since the great financial crisis of 1990.

                           TOTAL RETURN
               For The Period Ended March 31, 1999
                                6 Mos.   1 Year   3 Years
5 Years
First Financial Fund's NAV1     -11.9%   -38.4%     8.2%
18.8%
S&P 500 Index                    27.3     18.5     28.1
26.2
NASDAQ Composite2                45.3     34.1     30.7
27.1
NASDAQ Banks2                     1.1    -21.0     18.5
21.0
SNL All Daily Thrift2             8.6    -18.6     22.8
24.0

1. Source: Prudential Investment Fund Management. The Fund total return represents the change in net asset value from the beginning of the period noted through March 31, 1999 and assumes the reinvestment of dividends and distributions. Past performance is no guarantee of future results.

2. Principal only.

Note: Returns for periods greater than one year are annualized.

As you know, we have not been particularly sanguine about the opportunities in our area for significant stock price appreciation.
Today, however, we are.  The reasons are severalfold.
First, the
valuations are as compelling now as they were in the early
90's,
with banks, mortgage REITs and asset resolutions firms at single digit forward P/E's and opportunities again to buy thrift conversions well below book value. Second, acquisition activity is heating up again, spurred in part by the huge valuation gap between large-cap financials and small. Resolution of Year 2000 concerns as well as the pending elimination of pooling accounting are also contributing to the renewed urge to merge. Third and finally, the torrential outflow of funds from small-cap financials seems to be abating.
Whether it is investor disenchantment with the large-cap growth stocks or simply a belated recognition of outstanding value in small-cap financials, we're not sure. But, spring may be in the air.

April, so far, has logged in a very good month of performance.
With a week to go, the Fund's stocks are up 4%. We've been particularly impressed with first quarter earnings results;
thus far, those reported, have been, almost without exception, better than expected. A steeper yield curve, a recovery of the asset backed securities market, gains in efficiency, good loan growth and more aggressive buybacks have all helped. While the domestic economy should cool down some as the year progresses, we don't see a meltdown, thanks to some early signs of recovery in Asia, the aversion of a severe crisis in Latin America and the continued gains in productivity domestically.

We look forward to some rewarding returns over the next several quarters.

Sincerely,

Nicholas C. Adams
Portfolio Manager
Senior Vice President
Wellington Management Company, LLP

Portfolio of Investments as of March 31, 1999        FIRST
FINANCIAL FUND, INC.
------------------------------------------------------------
-------------------
------------------------------------------------------------
-------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
LONG-TERM INVESTMENTS--119.3%
COMMON STOCKS--117.7%
------------------------------------------------------------
Banks & Thrifts--80.6%
  34,600    Algiers Bancorp, Inc.                  $
354,650
 289,180    Ambanc Holding Co., Inc.
4,843,765
 140,400    Bay State Bancorp, Inc.*
2,878,200
 125,000    Big Foot Financial Corp.*
1,609,375
 214,762    Bostonfed Bancorp, Inc.
3,865,716
  89,640    Broadway Financial Corp., Delaware
582,660
 144,500    Cameron Financial Corp.
2,023,000
 324,000    Catskill Financial Corp.
4,920,750
  91,000    CBES Bancorp Inc.
1,342,250
 142,538    CCF Holding Co.
1,924,263
 375,800    Cohoes Bancorp, Inc.
3,922,412
 118,000    Commercial Bank New York
1,534,000
 146,500    Community Financial Corp.
1,410,063
  74,600    CSB Financial Group, Inc.*
680,725
 154,000    Downey Financial Corp.
2,820,125
 736,000    East West Bancorp, Inc.
6,578,000
 202,900    Fidelity Federal Bancorp
786,238
 109,200    First Commerce Bancshares, Inc.
2,712,900
  24,000    First Financial Corp.
294,000
 390,300    First Place Financial Corp.,
              Delaware
3,951,787
 281,500    FirstFed America Bancorp, Inc.
3,378,000
 252,000    FirstFed Bancorp, Inc.
2,299,500
 154,000    Fort Bend Holding Corp.
2,695,000
 166,800    GBC Bancorp
2,502,000
 133,000    GreenPoint Financial Corp.
4,621,750
 115,800    Hallmark Capital Corp.*
1,230,375
 110,500    Hawthorne Financial Corp.*
1,657,500
  16,666    HFB Financial Corp.
249,990
  42,600    Highland Bancorp, Inc.*
1,565,550
 790,000    Hudson River Bancorp, Inc.
8,640,625
   9,375    Independent Bankshares, Inc.
98,438
 120,000    Innes Street Financial Corp.
1,365,000
 346,000    ITLA Capital Corp.*
5,017,000
  91,923    Jeffbanks, Inc.
1,918,893
 200,000    Lincoln Bancorp Indiana
2,087,500
 104,000    Metrocorp Bancshares, Inc.
1,007,500
 147,200    Mystic Financial, Inc.
1,711,200
 120,000    Niagara Bancorp, Inc.
1,200,000
 287,500    Northeast Pennsylvania Financial
              Corp.
3,144,531
 221,200    PBOC Holdings, Inc.
1,990,800
 358,000    People's Bank                          $
10,650,500
  34,600    Peoples Financial Corp.
302,750
 183,330    Perpetual Federal Savings Bank
4,216,590
 331,050    Progress Financial Corp.
4,800,225
 397,000    Provident Financial Holdings, Inc.*
6,600,125
  64,650    Redwood Financial, Inc.*
808,125
 187,500    Republic Bancshares, Inc.*
4,007,812
  77,000    River Valley Bancorp
1,020,250
  47,800    Rowan Bancorp, Inc.*
1,075,500
 197,200    Seacoast Financial Services Corp.
1,947,350
 153,700    Security Pennsylvania Financial
              Corp.
1,440,937
 100,600    SFS Bancorp, Inc.*
1,886,250
  60,000    Southwest Bancorp of Texas
738,750
 135,000    Southwest Bancorp Inc. Oklahoma
3,113,437
  32,500    ST Landry Financial Corp.
426,725
  40,100    TF Financial Corp.
636,588
  18,150    Three Rivers Financial Corp.
240,488
   7,276    Tri-County Bancorp, Inc.
76,398
 125,400    Troy Financial Corp.*
1,244,595
 396,000    UCBH Holdings Inc.
5,445,000
 360,400    Unionbancal Corp.
12,276,125
 355,600    Virginia Capital Bancshares, Inc.
4,489,450
   1,000    Warwick Community Bancorp
13,250
 181,900    Western Bancorp *
5,627,531
 189,700    Woronoco Bancorp, Inc.*
1,802,150
 344,000    WSFS Financial Corp.
5,031,000
 103,400    Yonkers Financial Corp.
1,551,000
                                                   ---------
---

178,884,932
                                                   ---------
---
------------------------------------------------------------
Other Financial Intermediaries--37.1%
 511,800    Anthracite Capital, Inc.
3,838,500
   2,800    Autobytel Inc.*
117,250
 248,200    Central Financial Acceptance Corp.*
620,500
 789,700    Dynex Capital, Inc.
2,615,881
 227,875    First Mortgage Corp.*
911,500
 300,000    Fortress Investment Corp.*
5,062,500
 612,400    Franchise Mortgage Acceptance Co.*
4,439,900
 312,500    Healthcare Financial Partners, Inc.*
6,250,000
 829,900    Imperial Credit Industries, Inc.*
6,068,644
 128,016    Inco Homes Corp.*
256,032

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     3

Portfolio of Investments as of March 31, 1999        FIRST
FINANCIAL FUND, INC.
------------------------------------------------------------
-------------------
------------------------------------------------------------
-------------------

Shares      Description                     Value (Note 1)
------------------------------------------------------------
Other Financial Intermediaries (cont'd.)
 448,300    LASER Mortgage Management, Inc.        $
2,437,631
 777,100    LNR Property Corp.
15,347,725
 450,700    Novastar Financial, Inc.*
2,760,537
 583,300    Ocwen Asset Investment Corp.
2,150,919
 805,100    Ocwen Financial Corp.*
7,094,944
 330,000    Prime Capital Corp., Inc.*
660,000
 336,300    RB Asset, Inc.*
630,563
 286,400    Redwood Trust, Inc.
4,582,400
 570,000    Resource America, Inc.
4,916,250
 515,450    Resource Bancshares Mortgage Group,
              Inc.
6,636,419
 545,300    Sundance Homes, Inc.*
340,813
 807,600    Ugly Duckling Corp.*
4,467,037
                                                   ---------
---

82,205,945
                                                   ---------
---
            Total common stocks
              (cost $310,132,243)
261,090,877
                                                   ---------
---
------------------------------------------------------------
Preferred Stocks--1.2%
 100,000    Community Bank, Inc.
              13.00%, Ser. B
              (cost $2,400,000)
2,712,500
                                                   ---------
---
------------------------------------------------------------
Warrants*--0.4%
Warrants
  50,000    Community Bank, Inc.,
              expiring June '99
875,000
       1    Golden State Bancorp, Inc.,
              expiring January '01
5
 125,000    Healthcare Financial Partners,
              expiring December '01
0
                                                   ---------
---
            Total warrants
              (cost $100,000)
875,005
                                                   ---------
---
            Total long-term investments
              (cost $312,632,243)
264,678,382
                                                   ---------
---
SHORT-TERM INVESTMENTS--0.8%
------------------------------------------------------------
Repurchase Agreement--0.8%
  $1,761    PaineWebber, Inc.,
              4.90%, due 4/01/99 in the amount
              of $1,761,240 (cost $1,761,000;
              collateralized by $1,500,000 U.S.
              Treasury Notes, 6.875%, due
              7/31/99, value of collateral
              including interest $1,796,911)       $
1,761,000
                                                   ---------
---
------------------------------------------------------------
Certificates Of Deposit
            Brookline Savings,
       1    4.35%, 5/29/99
1,361
            First Federal Bank,
      20    4.50%, 4/14/99
20,000
            Nauatuck Valley Saving & Loan
              Assoc.,
      20    4.10%, 4/27/99
20,000
                                                   ---------
---
            Total certificates of deposit
              (cost $41,361)
41,361
                                                   ---------
---
            Total short-term investments
              (cost $1,802,361)
1,802,361
                                                   ---------
---
------------------------------------------------------------
Total Investments--120.1%
            (cost $314,434,604; Note 3)
266,480,743
            Liabilities in excess of other
              assets--(20.1%)
(44,599,991)
                                                   ---------
---
            Net Assets--100%
$221,880,752
                                                   ---------
---
                                                   ---------
---

---------------
 * Non-income-producing security.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     4

Statement of Assets and Liabilities                  FIRST
FINANCIAL FUND, INC.
------------------------------------------------------------
-------------------

Assets
March 31, 1999
Investments, at value (cost
$314,434,604)...............................................
 ...................       $266,480,743
Cash........................................................
 ...............................................
168
Receivable for investments
sold........................................................
 ....................          2,446,580
Dividends and interest
receivable..................................................
 ........................            347,629
Other
assets......................................................
 .........................................            146,066

--------------
   Total
assets......................................................
 ......................................        269,421,186

--------------
Liabilities
Loan payable (Note
4)..........................................................
 ............................         45,000,000
Payable for investments
purchased...................................................
 .......................          1,930,219
Advisory fee
payable.....................................................
 ..................................            356,747
Loan interest payable (Note
4)..........................................................
 ...................            140,698
Administration fee
payable.....................................................
 ............................             81,869
Deferred directors'
fees........................................................
 ...........................             18,806
Accrued
expenses....................................................
 .......................................             12,095

--------------
   Total
liabilities.................................................
 ......................................         47,540,434

--------------
Net
Assets......................................................
 ...........................................
$221,880,752

--------------

--------------
Net assets were comprised of:
   Common stock, at par; 25,064,981 shares
issued......................................................
 ....       $     25,065
   Paid-in capital in excess of
par.........................................................
 ...............        278,076,064

--------------

278,101,129
   Accumulated net realized
losses......................................................
 ...................         (8,266,516)
   Net unrealized depreciation of
investments.................................................
 .............        (47,953,861)

--------------
   Net assets, March 31,
1999........................................................
 ......................       $221,880,752

--------------

--------------
Net asset value per share ($221,880,752 /25,064,981 shares
of common stock outstanding)....................
$8.85

--------------

--------------

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     5

FIRST FINANCIAL FUND, INC.
Statement of Operations
------------------------------------------------------------

                                                 Year Ended
Net Investment Income                          March 31,
1999
Income
   Dividends (net of foreign withholding
      taxes of $9,648)......................   $   6,892,202
   Interest.................................         565,622
                                               -------------
-
      Total income..........................       7,457,824
                                               -------------
-
Expenses
   Investment advisory fee..................       1,917,124
   Administration fee.......................         445,110
   Legal fees and expenses..................          93,000
   Reports to shareholders..................          90,000
   Custodian's fees and expenses............          69,000
   Insurance expense........................          57,000
   Listing fees.............................          33,000
   Transfer agent's fees and expenses.......          24,500
   Audit fee and expenses...................          22,000
   Directors fees...........................          16,000
   Miscellaneous............................          13,049
                                               -------------
-
      Total operating expenses..............       2,779,783
   Loan interest (Note 4)...................       1,991,531
                                               -------------
-
      Total expenses........................       4,771,314
                                               -------------
-
Net investment income.......................       2,686,510
                                               -------------
-
Realized and Unrealized
Gain (Loss) on Investments
Net realized gain on investment
   transactions.............................      31,773,999
Net change in unrealized appreciation
   (depreciation) of investments............
(181,559,749)
                                               -------------
-
Net loss on investments.....................
(149,785,750)
                                               -------------
-
Net Decrease in Net Assets
Resulting from Operations...................
$(147,099,240)
                                               -------------
-
                                               -------------
-


FIRST FINANCIAL FUND, INC.
Statement of Cash Flows
------------------------------------------------------------

                                                  Year Ended
Increase (Decrease) in Cash                     March 31,
1999
Cash flows used for operating activities
   Dividends and interest received............  $
8,034,181
   Operating expenses paid....................
(2,848,475)
   Loan interest paid.........................
(2,075,451)
   Purchases of short-term portfolio
      investments, net........................
3,411,133
   Purchases of long-term portfolio
      investments.............................
(253,096,162)
   Proceeds from disposition of long-term
      portfolio investments...................
239,833,620
   Deferred expenses and other assets.........
(3,211)
                                                ------------
--
   Net cash used for operating activities.....
(6,744,365)
                                                ------------
--
Cash provided from financing activities
   Cash dividends paid........................
(18,871,946)
   Net increase in notes payable..............
25,000,000
                                                ------------
--
   Net cash provided from financing
      activities..............................
6,128,054
                                                ------------
--
   Net decrease in cash.......................
(616,311)
   Cash at beginning of year..................
616,479
                                                ------------
--
   Cash at end of year........................  $
168
                                                ------------
--
                                                ------------
--
Reconciliation of Net Decrease in Net Assets
to Net Cash Used for Operating Activities
Net decrease in net assets resulting from
   operations.................................
$(147,099,240)
                                                ------------
--
Decrease in investments.......................
540,801
Net realized gain on investment
   transactions...............................
(31,773,999)
Net decrease in unrealized appreciation
   (depreciation) of investments..............
181,559,749
Increase in receivable for investments sold...
(2,211,838)
Decrease in dividends and interest
   receivable.................................
475,246
Increase in other assets......................
(3,211)
Decrease in payable for investments
   purchased..................................
(8,079,261)
Decrease in accrued expenses and other
   liabilities................................
(152,612)
                                                ------------
--
      Total adjustments.......................
140,354,875
                                                ------------
--
Net cash used for operating activities........  $
(6,744,365)
                                                ------------
--
                                                ------------
--

------------------------------------------------------------
--------------------
See Notes to Financial Statements.     6

FIRST FINANCIAL FUND, INC.
Statement of Changes in Net Assets
------------------------------------------------------------

                                      Year Ended March 31,
Increase (Decrease)              ---------------------------
----
in Net Assets                        1999               1998
                                 -------------      --------
----
Operations
   Net investment income......   $   2,686,510      $
2,632,906
   Net realized gain on
      investment
      transactions............      31,773,999
47,574,880
   Net change in unrealized
      appreciation
      (depreciation)
      of investments..........    (181,559,749)
81,471,172
                                 -------------      --------
----
   Net increase (decrease) in
      net assets resulting
      from operations.........    (147,099,240)
131,678,958
                                 -------------      --------
----
Dividends and distributions (Note 1)
   Dividends from net
      investment income.......      (1,023,852)
(2,481,971)
   Distributions from net
      realized gains on
      investments.............     (51,039,444)
(47,574,880)
   Distributions in excess of
      net realized gains......     (11,214,443)
(11,105,995)
Value of Fund shares issued to
shareholders in reinvestment
of dividends and
distributions.................      44,405,793
46,840,234
                                 -------------      --------
----
Total increase (decrease).....    (165,971,186)
117,356,346
Net Assets
Beginning of year.............     387,851,938
270,495,592
                                 -------------      --------
----
End of year(a)................   $ 221,880,752
$387,851,938
                                 -------------      --------
----
                                 -------------      --------
----
---------------
(a) Includes undistributed net
  investment income of........   $          --      $
908,927
                                 -------------      --------
----


Notes to Financial Statements                        FIRST
FINANCIAL FUND, INC.
------------------------------------------------------------
-------------------
First Financial Fund, Inc. (the 'Fund') was incorporated in
Maryland on March 3,
1986, as a closed-end, diversified investment company. The
Fund had no
operations until April 24, 1986, when it sold 10,000 shares
of common stock for
$100,000 to Wellington Management Company, LLP (the
'Investment Adviser').
Investment operations commenced on May 1, 1986. The Fund's
primary investment
objective is to achieve long-term capital appreciation with
the secondary
objective of current income by investing in securities
issued by savings and
banking institutions and their holding companies. The
ability of issuers of debt
securities held by the Fund to meet their obligations may be affected by
economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting
policies followed by the
Fund in the preparation of its financial statements. Securities Valuation: Securities for which market quotations are readily available--including securities listed on national
securities exchanges and
those traded over-the-counter--are valued at the last quoted sales price on the
valuation date on which the security is traded. If such
securities were not
traded on the valuation date, but market quotations are
readily available, they
are valued at the most recently quoted bid price provided by an independent
pricing service or by principal market makers. Securities
for which market
quotations are not readily available will be valued at fair
value as determined
in good faith according to pricing procedures developed by
the Investment
Adviser and approved by the Board of Directors.
Short-term securities which mature in more than 60 days are
valued at current
market quotations. Short-term securities which mature in 60
days or less are
valued at amortized cost.
In connection with repurchase agreement transactions with
financial
institutions, it is the Fund's policy that its custodian
take possession of the
underlying collateral securities, the value of which exceeds the principal
amount of the repurchase transaction, including accrued
interest. If the seller
defaults, and the value of the collateral declines or if
bankruptcy proceedings
are commenced with respect to the seller of the security,
realization of the
collateral by the Fund may be delayed or limited.
Cash Flow Information: The Fund invests in securities and
pays dividends from
net investment income and distributions from net realized
gains which are paid
in cash or are reinvested at the discretion of shareholders.
These activities
are reported in the Statement of Changes in Net Assets and
additional
information on cash receipts and cash payments is
------------------------------------------------------------
--------------------
                                       7

Notes to Financial Statements                        FIRST
FINANCIAL FUND, INC.
------------------------------------------------------------
--------------------
presented in the Statement of Cash Flows. Accounting
practices that do not
affect reporting activities on a cash basis include carrying investments at
value and amortizing discounts on debt obligations. Securities Transactions and Net Investment Income:
Securities transactions are
recorded on the trade date. Realized gains or losses on
sales of securities are
calculated on the identified cost basis. Dividend income is
recorded on the
ex-dividend date; interest income is recorded on the accrual basis. Expenses are
recorded on the accrual basis which may require the use of
certain estimates by
management.
Federal Income Taxes: It is the Fund's intention to continue to meet the
requirements of the Internal Revenue Code applicable to
regulated investment
companies and to distribute all of its taxable income to
shareholders.
Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends are provided in accordance with the
Fund's understanding of the applicable country's tax rules
and rates.
Dividends and Distributions: The Fund expects to declare and pay, at least
annually, dividends from net investment income and any net
capital gains.
Dividends and distributions are recorded on the ex-dividend
date.
Income distributions and capital gain distributions are
determined in accordance
with income tax regulations which may differ from generally
accepted accounting
principles. These differences are primarily due to differing treatments for wash
sales.
Reclassification of Capital Accounts: The Fund accounts for
and reports
distributions to shareholders in accordance with the
American Institute of
Certified Public Accountants Statement of Position 93-2:
Determination,
Disclosure and Financial Statement Presentation of Income,
Capital Gain, and
Return of Capital Distributions by Investment Companies. The
effect of applying
this statement was to decrease undistributed net investment
income by
$2,571,585, increase accumulated net realized gain on
investments by $2,947,927
and decrease paid-in capital by $376,342 for the year ended
March 31, 1999, due
to distributions from paid-in capital. Net investment
income, net realized gains
and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has agreements with the Investment Adviser and with
Prudential
Investments Fund Management LLC (the 'Administrator'). The
Investment Adviser
makes investment decisions on behalf of the Fund; the
Administrator provides
occupancy and certain clerical and accounting services to
the Fund. The Fund
bears all other costs and expenses.
The investment advisory agreement provides for the
Investment Adviser to receive
a fee, computed monthly and payable quarterly, at the
following annual rates:
 .75% of the Fund's average month-end net assets up to and
including $50 million,
and .625% of such assets in excess of $50 million. The
administration agreement
provides for the Administrator to receive a fee, computed
monthly and payable
quarterly, at the annual rate of .15% of the Fund's average
month-end net
assets.
------------------------------------------------------------
Note 3. Portfolio Securities
Purchases and sales of investment securities, other than
short-term investments,
for the year ended March 31, 1999 were $245,016,901 and
$211,331,213,
respectively.
The cost basis of the Fund's investments for federal income
tax purposes,
including short-term investments, at March 31, 1999 was
$314,697,235; and,
accordingly, net unrealized depreciation for federal income
tax purposes was
$(48,216,492) (gross unrealized appreciation--$28,747,894;
gross unrealized
depreciation--$76,964,386). The Fund elected to treat
capital losses of
approximately $8,003,900 incurred in the five month period
ended March 31, 1999
as having occurred in the following fiscal year.
------------------------------------------------------------
Note 4. Borrowings
The Fund has a credit agreement (the 'Agreement') with an
unaffiliated lender.
The maximum commitment under the Agreement is $45,000,000.
These borrowings may
be set to any desired maturity from one week to one year at
a rate of interest
determined by the lender at the time of borrowing.
While outstanding, each borrowing will bear interest,
payable at maturity. The
average daily balance outstanding for the year ended March
31, 1999 was
$29,890,411 at a weighted average interest rate of 6.11%.
The highest face
amount of borrowing outstanding at any month-end during the
year ended March 31,
1999 was $45,000,000 (as of March 31, 1999). The current
borrowings of
$45,000,000 (at a weighted average interest rate of 5.65%)
mature between the
period April 2, 1999 and April 14, 1999.
------------------------------------------------------------
Note 5. Capital
There are 50 million shares of $.001 par value common stock
authorized. Of the
25,064,981 shares issued as of March 31, 1999, the
Investment Adviser owned
10,994 shares. During the fiscal years ended March 31,
------------------------------------------------------------
--------------------
                                       8

Notes to Financial Statements                         FIRST
FINANCIAL FUND, INC.
------------------------------------------------------------
--------------------
1998 and 1999, the Fund issued 2,748,679 and 4,587,941
shares in connection with
a cash distribution paid in stock.
------------------------------------------------------------
Note 6. Subsequent Event
Effective April 14, 1999 the Fund's credit agreement expired and has not been
renewed. Also effective April 14, 1999 the Fund entered into a credit agreement
under the same terms except that the Fund now incurs a
commitment fee at an
annual rate of .09 of 1% on any unused portion of the credit facility. The
maximum commitment under the agreement is $45,000,000. While outstanding, each
borrowing will bear interest, payable on a monthly basis.
------------------------------------------------------------
--------------------
                                       9

Financial Highlights                                  FIRST
FINANCIAL FUND, INC.
------------------------------------------------------------
--------------------

Year Ended March 31,

------------------------------------------------------------

1999         1998         1997         1996         1995

--------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
year...........................    $  18.94     $  15.26
$  13.71     $  11.05     $  12.74

--------     --------     --------     --------     --------
Income from investment operations
Net investment
income........................................         .11
 .14          .22          .13          .05
Net realized and unrealized gain (loss) on
investments.......       (7.20)        6.84         4.84
4.99         2.76

--------     --------     --------     --------     --------
   Total from investment
operations..........................       (7.09)
6.98         5.06         5.12         2.81

--------     --------     --------     --------     --------
Less dividends and distributions
Dividends from net investment
income.........................        (.05)        (.14)
(.21)        (.15)        (.03)
Distributions from net realized
gains........................       (2.59)       (2.68)
(3.36)       (2.31)       (4.38)
Distributions in excess of net realized
gains................        (.45)        (.63)       --
--           --

--------     --------     --------     --------     --------
   Total dividends and
distributions.........................       (3.09)
(3.45)       (3.57)       (2.46)       (4.41)

--------     --------     --------     --------     --------
Increase resulting from Fund share
repurchase................       --           --
 .06        --           --
Net change resulting from the issuance of Fund
shares........         .09          .15        --
--            (.09)

--------     --------     --------     --------     --------
Net asset value, end of
year(a)..............................    $   8.85     $
18.94     $  15.26     $  13.71     $  11.05

--------     --------     --------     --------     --------

--------     --------     --------     --------     --------
Market price per share, end of
year(a).......................    $ 7.3125     $ 20.813
$ 14.500     $ 12.625     $ 11.125

--------     --------     --------     --------     --------

--------     --------     --------     --------     --------
TOTAL INVESTMENT
RETURN(b):..................................      (53.65)%
72.59%       42.10%       35.46%       34.83%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year
(000)................................    $221,881
$387,852     $270,496     $214,130     $158,214
Average net assets
(000).....................................    $296,740
$320,484     $238,967     $195,421     $164,322
Ratios to average net assets:
   Expenses, before loan interest, commitment fees and
      nonrecurring
expenses..................................         .94%
 .91%        1.03%        1.00%        1.03%
   Total
expenses............................................
1.61%        1.25%        1.56%        1.23%        1.58%
   Net investment
income.....................................         .91%
 .82%        1.43%         .97%        0.46%
Portfolio turnover
rate......................................          65%
43%          70%          82%         103%
Total debt outstanding at end of year (000
omitted)..........    $ 45,000     $ 20,000     $ 18,400
$  9,700     $ 16,000
Asset coverage per $1,000 of debt
outstanding................    $  5,931     $ 20,393     $
15,701     $ 23,075     $ 10,888

---------------
(a) NAV and market value are published in The Wall Street
Journal each Monday.
(b) Total investment return is calculated assuming a
purchase of common stock at
    the current market value on the first day and a sale at
the current market
    value on the last day of each year reported. Dividends
and distributions are
    assumed for purposes of this calculation to be
reinvested at prices obtained
    under the dividend reinvestment plan. This calculation
does not reflect
    brokerage commissions.
Contained above is selected data for a share of common stock outstanding, total
investment return, ratios to average net assets and other
supplemental data for
the year indicated. This information has been determined
based upon information
provided in the financial statements and market price data
for the Fund's
shares.
------------------------------------------------------------
--------------------
See Notes to Financial Statements.     10

Report of Independent Accountants                     FIRST
FINANCIAL FUND, INC.
------------------------------------------------------------
--------------------
To the Board of Directors and Shareholders of First Financial Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Financial Fund, Inc.
(the 'Fund') at March 31, 1999, the results of its operations and its cash flows for the year then ended and the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended March 31, 1996 were audited by other independent accountants, whose opinion dated May 9, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
May 20, 1999
------------------------------------------------------------
--------------------
                                       11

Tax Information (Unaudited)                           FIRST
FINANCIAL FUND, INC.
------------------------------------------------------------
--------------------
We are required by the Internal Revenue Code to advise you within 60 days of the
Fund's fiscal year end (March 31, 1999) as to the federal tax status of dividends and distributions paid by the Fund during such fiscal year.
Accordingly, we are advising you that during the fiscal year ended March 31,
1999, the Fund paid dividends and distributions totalling $3.09 per share, comprised of $.05 ordinary income and $.435 short-term capital gains which are taxable as ordinary income and $2.605 long-term capital gains which is taxable as 20% rate gains. Further, we wish to advise you that 34.86% of the dividends taxable as ordinary income and paid in the fiscal year ended March 31, 1999 qualified for the corporate dividend received deduction available to corporate taxpayers.

In January 2000, shareholders will receive a Form 1099-DIV or substitute Form
1099-DIV which reflects the amount of dividends to be used by calendar year taxpayers on their 1999 federal income tax returns.
Shareholders are advised to
consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

Other Information                                     FIRST
FINANCIAL FUND, INC.
------------------------------------------------------------
--------------------
Dividend Reinvestment Plan. Shareholders may elect to have all distributions of dividends and capital gains automatically reinvested in Fund shares (Shares) pursuant to the Fund's Dividend Reinvestment Plan (the Plan.) Shareholders who do not participate in the Plan will normally receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in streetname or other nominee name, then to the nominee) by the custodian, as dividend disbursing agent unless the Fund declares a distribution payable in shares, absent a shareholder's specific election to receive cash. Shareholders who wish to participate in the Plan should contact the Fund at (800) 451-6788.

State Street Bank and Trust Co. (the Plan Agent) serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or a capital gains distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Shares valued at the market price determined as of the time of purchase (generally, following the payment date of the dividend or distribution); or if (2) the market price of
Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Shares at the higher of net asset value or 95% of the market price. If the Fund declares a dividend or other distribution payable only in cash and the net asset value exceeds the market price of Shares on the valuation date, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Shares in the open market. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share, the Plan Agent will halt open-market purchases of the Fund's shares for this purpose, and will request that the Fund pay the remainder, if any, in the form of newly-issued shares. The Fund will not issue Shares under the Plan below net asset value.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The
Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

The Fund reserves the right to amend or terminate the Plan upon 90 days' written notice to shareholders of the Fund.

Participants in the Plan may withdraw from the Plan upon
written notice to the
Plan Agent or by telephone in accordance with specific
procedures and will
receive certificates for whole Shares and cash for
fractional Shares.
All correspondence concerning the Plan should be directed to the Plan Agent,
State Street Bank & Trust Company, P.O. Box 8200, Boston, MA
02266-8200.
------------------------------------------------------------
--------------------

Directors
Eugene C. Dorsey
Douglas H. McCorkindale
Thomas T. Mooney

Investment Adviser
Wellington Management Company, LLP
75 State Street
Boston, MA 02109

Administrator
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Custodian and Transfer Agent
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Kirkpatrick & Lockhart LLP
1800 Massachusetts Avenue, N.W.
Washington, D.C. 20036

Notice is hereby given in accordance with Section 23(c) of the
Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock at market prices.

The views expressed in this report and the information about the
Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares.

First Financial Fund, Inc.
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

For information call toll-free (800) 451-6788

320228109